Exhibit 77Q1(a) to ACCTFMF 02.29.2008 NSAR

     1.  Amended  and  Restated  Bylaws  effective  December 7, 2007 of American
Century  California  Tax-Free & Municipal  Funds,  Filed as Exhibit 99.B to Form
485B Post-Effective Amendment No. 43 to the Registrant's  Registration Statement
filed on Form N-1A 12/28/07,  effective  01/01/08,  and  incorporated  herein by reference.